Exhibit 1.01

COHERENT CORP.

Conflict Minerals

Report

For the reporting period from January 1, 2022 to December 31, 2022

Overview

This Conflict Minerals Report (the “Report”) of Coherent Corp. (“Coherent” or the “Company”) has been prepared pursuant to Rule 13p-1 and Form SD (the “Rule”) promulgated under the Securities Exchange Act of 1934, as amended, for the reporting period January 1, 2022 to December 31, 2022 (the “2022 Reporting Period”).

The Rule requires disclosure of certain information when a company manufactures or contracts to manufacture products for which the minerals specified in the Rule are necessary to the functionality or production of those products. The specified minerals are gold, columbite- tantalite (coltan), cassiterite and wolframite, including their derivatives, which are limited to tantalum, tin and tungsten (the “Conflict Minerals” or “3TGs”). The “Covered Countries” for purposes of Rule 13p-1 are the Democratic Republic of the Congo (“DRC”), the Republic of the Congo, the Central African Republic, South Sudan, Uganda, Rwanda, Burundi, Tanzania, Zambia and Angola.

As further described in this Report, the Company has determined that certain of its divisions manufacture, or contract to manufacture, products containing 3TGs that are necessary to the functionality or production of such products.

Description of the Company’s Products Covered by this Report

Coherent, a global leader in materials, networking and lasers, is a vertically integrated manufacturing company that develops, manufactures and markets engineered materials, optoelectronic components and devices, and lasers for use in industrial materials processing, optical communications, aerospace and defense, consumer electronics, semiconductor capital equipment, medical diagnostics and life sciences, automotive applications, machine tools, consumer goods and medical device manufacturing. Headquartered in Saxonburg, Pennsylvania, the Company has research and development, manufacturing, sales, service, and distribution facilities worldwide. The Company produces a wide variety of lasers, along with application-specific photonic and electronic materials and components, and deploys them in various forms, including integrated with advanced software to enable its customers.

This Report relates to products (i) for which 3TGs are necessary to the functionality or production of that product, (ii) that were manufactured, or contracted to be manufactured, by the Company, and (iii) for which the manufacture was completed during calendar year 2022.

These products, which are referred to in the remainder of this Report as the “Covered Products,” are as follows: (i) certain laser optics whose coatings contain gold, tantalum or tungsten, (ii) certain machined parts that may contain gold plating or tin solder, and (iii) various parts and components containing gold, tin, tantalum and tungsten that are incorporated into products offered by the Company (collectively referred to herein as the “Covered Products”).

Reasonable Country of Origin Inquiry

For the 2022 Reporting Period, the Company conducted an internal survey of its divisions and required each division to disclose whether any products manufactured or contracted to be manufactured by the division contained 3TGs and, if so, to identify the suppliers of such 3TGs (“Suppliers”). As a result of this internal survey, the Company determined that certain of its divisions manufacture, or contract to manufacture, products containing 3TGs which are necessary to the functionality or production of such products, as follows: (i) certain laser optics whose coatings contain gold, tantalum or tungsten, (ii) certain machined parts that may contain gold plating or tin solder, and (iii) various parts and components containing gold, tin, tantalum and tungsten that are incorporated into products offered by the Company.

Based upon the determination that the Rule applies to the above-referenced Covered Products, the Company undertook, with the assistance of Assent and SiliconExpert, third-party service providers, a good-faith reasonable country of origin inquiry (“RCOI”) designed to determine whether any of the 3TGs included in such Covered Products originated in the Covered Countries, and whether any of the 3TGs may be from recycled or scrap sources.

To collect data on the materials’ sources of origin procured by the supply chain, the Company utilized the Conflict Minerals Reporting Template (“CMRT”) version 6.2 or higher to conduct a survey of all in-scope Suppliers. The CMRT was developed to facilitate disclosure and communication of information regarding smelters and refiners that provide Conflict Minerals into a company’s supply chain. It includes questions regarding the origin of 3TGs included in a company’s products, including the identity of smelters and refiners, a company’s conflict-free policy, and a company’s engagement and due diligence with respect to its suppliers.

During the Supplier survey, the Company contacted a portion of its Suppliers via Assent’s Assent Sustainability Manager (“ASM”), a software-as-a-service (SaaS) platform provided by Assent that enables users to complete and track Supplier communications and allows Suppliers to upload completed CMRTs directly to the platform for validation, assessment and management. Other Suppliers were contacted by SiliconExpert and their completed CMRTS were uploaded to the ASM platform for validation, assessment and management. The ASM automatically evaluated the quality of each Supplier response and assigned a health score based on the Supplier’s declaration of process engagement. Additionally, the step-by-step process for Supplier engagement and upstream due diligence investigations performed, were managed through this platform.

The Company requested all of its Suppliers of 3TGs to identify the smelters or refiners (“SORs”) that they use, and whether they have been validated as conformant in accordance with the Responsible Minerals Initiative’s (“RMI”) Responsible Minerals Assurance Process (“RMAP”) audit program. The Company also asked its Suppliers whether they (i) had a policy in place that includes DRC conflict-free sourcing and requires their direct suppliers to be DRC conflict-free; (ii) had implemented due diligence procedures for conflict-free sourcing; and (iii) request names of SORs from their suppliers.

Following the introduction to the 2022 program and information request, several reminder emails were sent to each non- responsive Supplier requesting survey completion.

Suppliers who remained non-responsive were contacted by phone and offered assistance in some cases. This assistance included further information about the Company’s Conflict Minerals compliance program, an explanation of why the information was being collected, a review of how the information would be used, and clarification regarding how the information could be provided.

As indicated above, the Company’s program included automated data validation on all submitted CMRTs. The goal of data validation is to increase the accuracy of submissions and identify any contradictory answers in the CMRT. This data validation is based on questions within the declaration tab of the CMRT which helps to identify areas that require further classification or risk assessment, as well as understand the due diligence efforts of the Suppliers. Supplier responses were evaluated for plausibility, consistency, and gaps both in terms of which products were stated to contain or not contain necessary 3TGs, as well as the origin of those materials. Additional Supplier contacts were conducted to address issues including: (i) implausible statements regarding no presence of 3TGs, (ii) incomplete data on CMRT, (iii) responses that did not identify smelters or refiners, (iv) responses that indicated sourcing location without complete supporting information from the supply chain, and (v) organizations identified as smelter or refiners, but not verified as such through further analysis and research. The results of this data validation contribute to the program’s health assessment and are shared with the Suppliers to ensure they understand areas that require clarification or improvement.

All submitted CMRTs were accepted and classified as valid or invalid so that data is retained. Suppliers were contacted regarding invalid forms and were encouraged to submit a valid form. Suppliers were also provided with guidance on how to correct validation errors in the form of feedback to their CMRT submission, training courses and direct engagement help through Assent’s multilingual Supplier Experience Team. Since some Suppliers may remain unresponsive to feedback, the Company tracks program gaps to account for future improvement opportunities. As of May 15, 2023, there were 62 invalid Supplier submissions that could not be corrected. The Company’s total response rate for this reporting year was 81%.

Year	Suppliers in Scope	% Responded	% Invalid
RY 2022	1452	81%	4%

Based on the findings through the RCOI process, the Company determined that it had reason to believe that some of the 3TGs necessary for the functionality or production of the Covered Products may have originated in a Covered Country. Therefore, the Company continued to perform further due diligence on the source and chain of custody of the minerals in question.

The Company’s Conflict Mineral Due Diligence Framework

The Company conformed its due diligence efforts to the guidance for downstream companies provided by the Organisation for Economic Co-operation and Development Due Diligence Guidance for Responsible Supply Chains of Minerals from Conflict-Affected and High-Risk Areas: Third Edition, including the related supplements on gold, tin, tantalum and tungsten (the “OECD Guidance”). Furthermore, the Company has adopted a policy relating to Conflict Minerals (the “Responsible Minerals Statement”). This policy reflects the Company’s commitment to sourcing materials from companies that share its values on human rights, ethics and environmental responsibility. The Responsible Minerals Statement is publicly available on the Company’s website at www.coherent.com/company/investor-relations/esg/social. The reference to the Company’s website is provided for convenience only, and its contents are not incorporated by reference into this Conflict Minerals Report nor deemed filed with the Securities and Exchange Commission.

The Company’s Due Diligence Process

The due diligence measures that the Company performed included, but were not limited to, the following:

•	The Company maintained an internal Conflict Minerals project team to implement the Company’s Conflict Minerals due diligence.

•	The team reported its Conflict Minerals due diligence findings to supply chain leaders and management.

•	The Company shared its Responsible Minerals Statement with Suppliers.

•	The Company contracted with third-party service providers to provide enhanced assistance with the Company’s RCOI and due diligence processes.

•	The Company utilized Assent’s extensive resources to enhance engagement with its Suppliers. This included online learning resources and 24-hour access to compliance experts at Assent.

•	The Company continued to strengthen collaboration between Assent and Coherent supplier management teams to increase supply chain transparency and response rate.

•

The Company reviewed Supplier risk ratings based on the responses provided within their completed CMRTs. In the situation where the Company becomes aware of a potential risk in the supply chain, where an item being purchased is believed to have been sourced from a smelter or refiner which is supporting armed conflict in the Covered Countries, the Company will explore sourcing alternatives for the item in question and take appropriate action.

•	This Report, which constitutes the Company’s annual report of due diligence efforts, has been filed with the SEC and is available on the Company’s website.

As discussed further below, the Company undertook due diligence efforts in an attempt to clarify the following with respect to the 3TGs: (i) country of origin, (ii) whether the 3TGs financed or benefited armed groups in those countries, and (iii) whether the 3TGs came from recycled or scrap sources.

The Suppliers that identified specific smelters of concern on their CMRT were contacted in accordance with the OECD Guidance to inform them of the potential for risk, and to evaluate whether these smelters could be connected to the Company’s products. The Suppliers were asked to complete a user-defined or product-level CMRT specific to the materials, products or piece parts purchased by the Company, rather than a company-level CMRT, to better identify the connection to products that they supply to the Company. Other Suppliers were evaluated internally to determine if they were in fact still active Suppliers. If not, they were removed from the scope of data collection.

In total, our Suppliers identified 1052 legitimate smelters (by RMI identification number, or CID). A list of the identified smelters is included in Annex A to this Report. Despite the Company’s attempt to secure product-level CMRTs, much of the information provided to the Company by Suppliers was for their entire supply chain and was not necessarily limited to SORs that have been confirmed to contribute necessary 3TGs to a Covered Product. Accordingly, the Company has been unable to definitely link the identified SORs to only those products in the Company’s supply chain; therefore, Annex A likely contains more processing facilities than are actually in the Company’s supply chain. As the Company’s engagement with its supply chain evolves, the list of facilities may change to reflect improvements in the quality of information provided.

For those SORs that were identified by the Company’s Suppliers and that are known or thought to be sourcing from the Covered Countries, additional investigation was undertaken to determine the source and chain of custody of the 3TGs that they supply. Assent conducted research and direct outreach in order to determine sourcing practices of facilities that may source from the Covered Countries. Assent compared the list of SORs provided in the Suppliers’ responses to the lists of smelters maintained by the RMI.

Status	Number of Identified Smelters and Refiners
RMAP Conformant	657
RMAP Active	8
Not Enrolled	364
Non-Conformant	23

In addition, it was also determined whether such SORs had been certified under the following internationally accepted audit standards: the RMAP, the London Bullion Market Association Good Delivery Program, and the Responsible Jewellery Council Chain-of-Custody Certification. If a SOR was not certified by these internationally-recognized schemes, attempts were made to contact the SOR to gain more information about its sourcing practices, including countries of origin and transfer, and whether it has in place any internal due diligence procedures or other processes to track the chain of custody on the source of its mineral ores. Information reviewed included: whether the SOR has a documented, effective and communicated conflict-free policy, an accounting system to support a mass balance of materials processed, and traceability documentation. Internet research also was performed to determine whether there were any outside sources of information regarding the SOR’s sourcing practices.

Based on the results of the above-described efforts, after conducting the RCOI and subsequently exercising the required due diligence, the Company was unable to definitively determine for each of the Covered Products the country of origin and conflict status of all 3TGs contained in the Covered Products. At the same time, to the extent that Suppliers supplied information, the Company received no information from its Suppliers indicating that the 3TGs in the Company’s Covered Products directly or indirectly financed or benefitted armed groups in the Covered Countries. Based on the information that was obtained, the Company has reasonably determined that the countries of origin of the Conflict Minerals necessary to the functionality or production of the Covered Products may include the countries and regions listed within Annex A.

The Company does not purchase 3TGs directly from mines, smelters, or refiners, and instead relies on a complex global supply chain. There are many third parties in the supply chain between the original sources of 3TGs and the Company’s manufacturing of the Covered Products. Accordingly, the efforts the Company has undertaken to identify the source and chain of custody of the 3TGs in its Covered Products reflect the Company’s circumstances and position in the supply chain. As a result, the Company’s inquiry can provide only reasonable, not absolute, assurance regarding the source and chain of custody of the 3TGs necessary to the functionality of the Covered Products. The Company’s process relies on data obtained directly from its Suppliers who seek similar information within their supply chain to identify the original sources of the necessary 3TGs. Such sources of information may yield inaccurate or incomplete information.

Steps to Further Mitigate Risk and Improve Due Diligence in 2023

The Company expects to take the following steps, among others, to improve its due diligence measures and to further mitigate the risk that the necessary 3TGs contained in the Company’s products finance or benefit armed groups in the Covered Countries:

•	Continue to review and improve the Company’s conflict minerals program;

•

Continue to work closely with Assent to obtain CMRTs on a product-specific basis to enable the Company to determine which smelters and refiners actually process 3TGs contained in the Company’s products;

•	Continue to engage with Suppliers and direct them to 3TG training resources; and

•	Continue to monitor Conflict Minerals laws, regulations, and rules and update our related policies and processes as appropriate.

Forward Looking Statements

This Conflict Minerals Report contains forward-looking statements which are based on the Company’s current expectations and involve numerous risks and uncertainties that may cause these forward-looking statements to be inaccurate. Forward-looking statements in this report include, among other things, statements regarding actions the Company plans to execute to improve its Conflict Minerals due diligence process.

By their nature, all forward-looking statements involve risk and uncertainty. Risks that may cause the forward-looking statements contained in this report to be inaccurate include, but are not limited to: failure to carry out these plans in a timely manner or at all as a result of changing financial conditions; changing organizational structure; or other factors; lack of cooperation by Suppliers as well as by their respective suppliers; whether smelters, refiners, or others that participate in the Conflict Minerals market responsibly source; political, legal, and regulatory developments, whether in the Democratic Republic of the Congo region, the United States or elsewhere. Additional cautionary statements regarding other risk factors that could impact the Company’s future performance are identified in the Company’s Form 10-K filing for the fiscal year ended 2022 and other Company filings with the Securities and Exchange Commission.

ANNEX A

SMELTERS/REFINERS

Set forth below are known smelters and refiners reported by the Company’s Suppliers which may have been used to process the Conflict Minerals utilized in the Covered Products manufactured in calendar year 2022.

Gold	8853 S.p.A.
Gold	ABC Refinery Pty Ltd.
Gold	Abington Reldan Metals, LLC
Gold	Acade Noble Metal (Zhao Yuan) Corporation
Gold	Academy Precious Metal Materials (Zhaoyuan) Co., Ltd.
Gold	AcademyPreciousMetals(China)Co.,Ltd
Gold	Advanced Chemical Company
Gold	African Gold Refinery
Gold	Agosi AG
Gold	Aida Chemical Industries Co., Ltd.
Gold	Aktyubinsk Copper Company TOO
Gold	Al Etihad Gold Refinery DMCC
Gold	Al Ghaith Gold
Gold	Albino Mountinho Lda.
Gold	Alexy Metals
Gold	Alldyne Powder Technologies
Gold	Almalyk Mining and Metallurgical Complex (AMMC)
Gold	AngloGold Ashanti Corrego do Sitio Mineracao
Gold	Anhui Tongling non-ferrous Pioneer Metals Corporation
Gold	ANZ Banking
Gold	Argor-Heraeus S.A.
Gold	ARY Aurum Plus
Gold	Asahi Pretec Corp.
Gold	Asahi Refining Canada Ltd.
Gold	Asahi Refining USA Inc.
Gold	Asaka Riken Co., Ltd.
Gold	Atasay Kuyumculuk Sanayi Ve Ticaret A.S.
Gold	AU Traders and Refiners
Gold	Audiua, Escardida
Gold	Augmont Enterprises Private Limited
Gold	AURA-II
Gold	Aurubis AG
Gold	Austin Powder
Gold	Baiyin Nonferrous Group Co.,Ltd
Gold	Baiyin Nonferrous Metals Corporation (BNMC)
Gold	Bangalore Refinery
Gold	Bangko Sentral ng Pilipinas (Central Bank of the Philippines)
Gold	bao yu hua
Gold	Bauer Walser AG
Gold	Boliden AB
Gold	bolin Co. Ltd. of xi’an Univ.of Arch.&Tech
Gold	C. Hafner GmbH + Co. KG
Gold	C.I Metales Procesados Industriales SAS
Gold	Caridad
Gold	CCR Refinery - Glencore Canada Corporation
Gold	Cendres + Metaux S.A.
Gold	Central Bank of the DPR of Korea
Gold	CGR Metalloys Pvt Ltd.
Gold	CHANGCHENG GOLD AND SILVER REFINERY CO., LTD.
Gold	Changsanjiao Elc.
Gold	Changsanjiao elc. Ltd
Gold	Changzhou Chemical Research Institute Co. Ltd.
Gold	CHENGYO METALCRAFT CO., LTD.

Gold	Cheong Hing
Gold	Chimet S.p.A.
Gold	China Gold Deal Investment Co., Ltd.
Gold	China Gold International Resources Corp. Ltd.
Gold	China GoldDeal Investment Co., Ltd.
Gold	China National Gold Group Corporation
Gold	China Sino-Platinum Metals Co.,Ltd
Gold	China’s nonferrous mining group co., LTD
Gold	Chinese Government
Gold	Chroma New Material Corp.
Gold	Chugai Mining
Gold	Cloud Hunan
Gold	Codela
Gold	Codelco
Gold	Colt Refining
Gold	Cooperativa Metalurgica de Rondonia Ltda.
Gold	CORE PMG
Gold	CRM
Gold	Daejin Indus Co., Ltd.
Gold	DaeryongENC
Gold	Dai-ichi Seiko
Gold	Daye Non-Ferrous Metals Mining Ltd.
Gold	Degussa Sonne / Mond Goldhandel GmbH
Gold	DHF Technical Products
Gold	Dijllah Gold Refinery FZC
Gold	DODUCO Contacts and Refining GmbH
Gold	Dongguan CameroonChemical Materials Co., Ltd
Gold	Dongguan Dong wu Violent-toxic Chemical Products Co., Ltd.
Gold	DONGGUAN DONGXU METAL SURFACE HANDLE
Gold	Dongguan Standard Electronic Material Co., Ltd
Gold	Dongguanshi Sutande Dianzi Cailiao Youxiangongsi
Gold	Dong-Wo Co., Ltd.
Gold	Dongwu Gold Group
Gold	Dosung metal
Gold	Dowa
Gold	DRW
Gold	DSC (Do Sung Corporation)
Gold	Dujinshui zhihuan fanying
Gold	DUOXIN
Gold	ECHEMEMI ENTERPRISE CORP.(FUTURES EXCHANGE)
Gold	ECO-SYSTEM RECYCLING CO., LTD.
Gold	Eco-System Recycling Co., Ltd. East Plant
Gold	Eco-System Recycling Co., Ltd. North Plant
Gold	Eco-System Recycling Co., Ltd. West Plant
Gold	Elemetal Refining, LLC
Gold	EM Vinto
Gold	Emerald Jewel Industry India Limited (Unit 1)
Gold	Emerald Jewel Industry India Limited (Unit 2)
Gold	Emerald Jewel Industry India Limited (Unit 3)
Gold	Emerald Jewel Industry India Limited (Unit 4)
Gold	Emirates Gold DMCC
Gold	Engelhard London
Gold	ESG Edelmetallservice GmbH & Co. KG
Gold	Faggi Enrico S.p.A.
Gold	Feinhutte Halsbrucke GmbH
Gold	Fidelity Printers and Refiners Ltd.
Gold	Fujairah Gold FZC
Gold	Gansu-based Baiyin Nonferrous Metals Corporation (BNMC)

Gold	GCC Gujrat Gold Centre Pvt. Ltd.
Gold	Geib Refining Corporation
Gold	GGC Gujrat Gold Centre Pvt. Ltd.
Gold	Gold by Gold Colombia
Gold	Gold Coast Refinery
Gold	Gold Mining in Shandong (Laizhou) Limited Company
Gold	Gold Refinery of Zijin Mining Group Co., Ltd.
Gold	gong an ju
Gold	Government (Police Dept.)
Gold	Great Wall Precious Metals Co., Ltd. of CBPM
Gold	Guandong Jinding Material co., Ltd.
Gold	guang dong jin xian gao xin cai liao gong si
Gold	GUANG DONG JING DING CO., LTD
Gold	Guangdong Hongjin Gold and Silver Smelter
Gold	Guangdong Hua Jian Trade Co., Ltd.
Gold	Guangdong Jinding Gold Limited
Gold	GUANGDONG JINXIAN GAOXIN CAI LIAO GONG SI
Gold	Guangdong MingFa Precious Metal Co.,Ltd
Gold	Guangzhou King’s high-tech materials
Gold	GuangZhouHanyuan Electronic TECH.CO.LTD
Gold	Guoda Safina High-Tech Environmental Refinery Co., Ltd.
Gold	Gwo Chern industrial Co., Ltd.
Gold	H. DRIJFHOUT & ZOON
Gold	Hang Seng Technology
Gold	Hangzhou Fuchunjiang Smelting Co., Ltd.
Gold	Hanhua jinshu
Gold	Harima Smelter
Gold	Harmony Gold Refinery
Gold	Heesung Catalysts Corp.
Gold	Heimerle + Meule GmbH
Gold	HeNan LingBao Jin Kuan
Gold	Henan Middle Plain Gold Smelt
Gold	HENAN PROVINCE IN GOLD INVESTMENT MANAGEMENT LTD.
Gold	Henan Province Sanmenxia City Gold Smelter
Gold	Henan San Men Xia
Gold	Henan Sanmenxia Lingbao Jinyuan Mining Co., Ltd.
Gold	Henan Yuguang Gold & Lead Co., Ltd.
Gold	Henan zhongyuan gold melter
Gold	Heraeus Germany GmbH Co. KG
Gold	Heraeus Metals Hong Kong Ltd.
Gold	Heraeus Precious Metals
Gold	Hetai Gold Mineral Guangdong Co., Ltd.
Gold	Hon Hai
Gold	Hon Shen Co. Ltd
Gold	HonHai Precision Co., Ltd.
Gold	Hop Hing electroplating factory Zhejiang
Gold	Huichang Jinshunda Tin Co., Ltd.
Gold	Hunan Chenzhou Mining Co., Ltd.
Gold	Hunan Guiyang yinxing Nonferrous Smelting Co., Ltd.
Gold	Hung Cheong Metal Manufacturing Limited
Gold	HwaSeong CJ CO., LTD.
Gold	Industrial Refining Company
Gold	Inner Mongolia Qiankun Gold and Silver Refinery Share Co., Ltd.
Gold	International Precious Metal Refiners
Gold	Ishifuku Metal Industry Co., Ltd.
Gold	Istanbul Gold Refinery
Gold	Italpreziosi
Gold	JALAN & Company
Gold	Japan Mint

Gold	Japan Pure Chemical
Gold	Jhonson Mattehey
Gold	Jia Lung Corp
Gold	JIANGSU SUE LARGE SPECIAL CHEMICAL REAGENT CO., LTD
Gold	Jiangxi Copper Co., Ltd.
Gold	Jie sheng
Gold	Jin Dong Heng
Gold	Jin Jinyin Refining Co., Ltd.
Gold	JinBao Electronic Co.,Ltd.
Gold	Jinfeng Gold Mine Smelter
Gold	Jinli Enterprice Co., Ltd.
Gold	Jinlong Copper Co., Ltd.
Gold	JiuJiang JinXin Nonferrous Metals Co., Ltd.
Gold	Johnson Matthey HongKong Ltd.
Gold	JSC Ekaterinburg Non-Ferrous Metal Processing Plant
Gold	JSC Novosibirsk Refinery
Gold	JSC Uralelectromed
Gold	JX Nippon Mining & Metals Co., Ltd.
Gold	K.A. Rasmussen
Gold	Kaloti Precious Metals
Gold	Kanfort Industrial (Yantai) Co. Ltd.
Gold	Kazakhmys Smelting LLC
Gold	Kazzinc
Gold	Kee Shing
Gold	Kennecott Utah Copper LLC
Gold	KGHM Polska Miedz Spolka Akcyjna
Gold	Kojima Chemicals Co., Ltd.
Gold	Korea Metal Co., Ltd.
Gold	Korea Zinc Co., Ltd.
Gold	Kosak Seiren
Gold	Kundan Care Products Ltd.
Gold	Kunshan Jinli chemical industry reagents co.,Ltd.
Gold	KYOCERA
Gold	Kyrgyzaltyn JSC
Gold	Kyshtym Copper-Electrolytic Plant ZAO
Gold	La Caridad
Gold	L’azurde Company For Jewelry
Gold	LBMA
Gold	LiBaoJia
Gold	Lingbao Gold Co., Ltd.
Gold	Lingbao Jinyuan Tonghui Refinery Co., Ltd.
Gold	LINXENS
Gold	LITTELFUSE
Gold	LONDON BULLION MARKET ASSOCIATION
Gold	L’Orfebre S.A.
Gold	LS-NIKKO Copper Inc.
Gold	LT Metal Ltd.
Gold	Luoyang Zijin Yinhui Gold Refinery Co., Ltd.
Gold	Marsam Metals
Gold	Materion
Gold	Matsuda Sangyo Co., Ltd.
Gold	MD Overseas
Gold	Metahub Industries Sdn. Bhd.
Gold	Metal Concentrators SA (Pty) Ltd.
Gold	METALLI PREZIOSI S.p.A.
Gold	Metallix Refining Inc.
Gold	Metalor Technologies (Hong Kong) Ltd.
Gold	Metalor Technologies (Singapore) Pte., Ltd.
Gold	Metalor Technologies (Suzhou) Ltd.
Gold	Metalor Technologies S.A.

Gold	Metalor USA Refining Corporation
Gold	Metalurgica Met-Mex Penoles S.A. De C.V.
Gold	Mitsubishi Materials Corporation
Gold	Mitsui Mining and Smelting Co., Ltd.
Gold	Mitui kinzoku Co Ltd takehara seirenjyo
Gold	MK electron
Gold	MKS PAMP SA
Gold	MMTC-PAMP India Pvt., Ltd.
Gold	Modeltech Sdn Bhd
Gold	Morigin Company
Gold	Morris and Watson
Gold	Morris and Watson Gold Coast
Gold	Moscow Special Alloys Processing Plant
Gold	N.E. Chemcat
Gold	N.E.Chemcat Corporation
Gold	Nadir Metal Rafineri San. Ve Tic. A.S.
Gold	Navoi Mining and Metallurgical Combinat
Gold	NH Recytech Company
Gold	Nihon Material Co., Ltd.
Gold	Nihon Material Corporation
Gold	Nihon Superior Co., Ltd.
Gold	Niihama Nickel Refinery
Gold	Ningbo Kangqiang Electronics Co., Ltd.
Gold	Ningbo Yinzhou Ningbo of precious metal recycling plant
Gold	Nippon Mining & Mtetals
Gold	NORSUN CIRCUITED ENTERPRISE CO. LTD
Gold	Nyrstar Clarksville
Gold	Nyrstar Metals
Gold	Ogussa Osterreichische Gold- und Silber-Scheideanstalt GmbH
Gold	Ohio Precious Metals, LLC
Gold	Ohura Precious Metal Industry Co., Ltd.
Gold	OJSC “The Gulidov Krasnoyarsk Non-Ferrous Metals Plant” (OJSC Krastsvetmet)
Gold	OJSC Kolyma Refinery
Gold	Pease & Curren
Gold	Penglai Penggang Gold Industry Co., Ltd.
Gold	Planta Recuperadora de Metales SpA
Gold	Precious Metals Sales Corp.
Gold	Prioksky Plant of Non-Ferrous Metals
Gold	PT Aneka Tambang (Persero) Tbk
Gold	PT Babel Surya Alam Lestari
Gold	PT DS Jaya Abadi
Gold	PX Precinox S.A.
Gold	QG Refining, LLC
Gold	Rand Refinery (Pty) Ltd.
Gold	Realized the Enterprise Co., Ltd.
Gold	Refinery of Seemine Gold Co., Ltd.
Gold	REMONDIS PMR B.V.
Gold	Republic Metals Corporation
Gold	Rio Tinto Group
Gold	Rohm & Haas Elec. Mat’ls
Gold	Rongda
Gold	Royal Canadian Mint
Gold	SAAMP
Gold	Sabin Metal Corp.
Gold	Safimet S.p.A
Gold	SAFINA A.S.
Gold	Sai Refinery
Gold	Samduck Precious Metals
Gold	Samhwa non-ferrorus Metal ind.co.ltd

Gold	Samwon Metals Corp.
Gold	Sancus ZFS (L’Orfebre, SA)
Gold	Sanmenxia Hengsheng science and technology, research and development Co., LTD
Gold	Sanmenxia Lingbao Jinyuan Mining Co., Ltd.
Gold	SAXONIA Edelmetalle GmbH
Gold	Schloetter Co Ltd
Gold	Schone Edelmetaal B.V.
Gold	Scotia Mocatta
Gold	ScotiaMocatta, The Bank of Nova Scotia
Gold	Sellem Industries Ltd.
Gold	SEMPSA Joyeria Plateria S.A.
Gold	Senju Metal Industry Co., Ltd.
Gold	Sewon Korea
Gold	Shan Dong Huangjin
Gold	Shan Tou Shi Yong Yuan Jin Shu Zai Sheng Co., Ltd.
Gold	Shandon Jin Jinyin Refining Limited
Gold	Shandong Gold Smelting Co., Ltd.
Gold	Shandong Hengbang Smelter Co., Ltd.
Gold	shandong huangjin
Gold	Shandong Humon Smelting Co., Ltd.
Gold	Shandong penglai gold smelter
Gold	Shandong Tiancheng Biological Gold Industrial Co., Ltd.
Gold	Shandong Yanggu Xiangguang Co. Ltd.
Gold	Shandong Zhaojin Gold & Silver Refinery Co., Ltd.
Gold	Shandong Zhongkuang Group Co.,Ltd.
Gold	Shangdong zhaoyuanzhaojin Company
Gold	Shanghai Gold Exchange
Gold	Shen Zhen Thousand Island Ltd.
Gold	Shengnan Metal Products Factory
Gold	Shenzhen CuiLu Gold Co., Ltd.
Gold	Shenzhen FuJun Material Technology CO.LTD
Gold	Shenzhen Heng Zhong Industry Co., Ltd.
Gold	Shenzhen Kuril Company
Gold	SHENZHEN TIANCHENG CHEMICAL CO LTD
Gold	ShenZhen urban pubic bureau of China
Gold	Shenzhen Zhonghenglong Real Industry Co., Ltd.
Gold	Shi Fu Metal Industrial
Gold	Shindong-a
Gold	SHINKO ELECTRIC INDUSTRIES CO., LTD.
Gold	Shirpur Gold Refinery Ltd.
Gold	Sichuan Tianze Precious Metals Co., Ltd.
Gold	Singway Technology Co., Ltd.
Gold	Sino-Platinum Metals Co., Ltd.
Gold	SKE (China): Shanghai Kyocera Electronics CO. LTD.
Gold	So Accurate Group, Inc.
Gold	So Accurate Refing Group
Gold	SOE Shyolkovsky Factory of Secondary Precious Metals
Gold	Sojitz
Gold	Solar Applied Materials Technology Corp.
Gold	Soochow University
Gold	Sovereign Metals
Gold	Standard Bank
Gold	Standard Bank Group
Gold	State Research Institute Center for Physical
Gold	Sudan Gold Refinery
Gold	Sumitomo Metal Mining Co., Ltd.
Gold	SungEel HiMetal Co., Ltd.
Gold	Suntain Co., Ltd.
Gold	Super Dragon Technology Co., Ltd.
Gold	SuZhou ShenChuang recycling Ltd.

Gold	Suzhou Xingrui Noble
Gold	T.C.A S.p.A
Gold	Tai Perng
Gold	Taicang City Nancang Metal Material Co., Ltd.
Gold	TAIWAN TOTAI CO., LTD.
Gold	TAIZHOU CHANGSANJIAO CO.,LTD
Gold	Tanaka Kikinzoku Kogyo K.K.
Gold	Technic
Gold	The Hutti Gold Company
Gold	Tokuriki Honten Co., Ltd.
Gold	Tongling Nonferrous Metals Group Co., Ltd.
Gold	TOO Tau-Ken-Altyn
Gold	Torecom
Gold	Tsai Brother industries
Gold	TSK Pretech
Gold	UBS AG
Gold	Umicore Brasil Ltda.
Gold	Umicore Galvanotechnik GmbH
Gold	Umicore Precious Metals Thailand
Gold	Umicore S.A. Business Unit Precious Metals Refining
Gold	Uniforce Metal Industrial Corp.
Gold	United Precious Metal Refining, Inc.
Gold	Universal Precious Metals Refining Zambia
Gold	UYEMURA
Gold	Valcambi S.A.
Gold	Value Trading
Gold	Viagra Di precious metals (Zhaoyuan) Co., Ltd.
Gold	Wam Technologies Taiwan Co., Ltd.
Gold	WANG TING
Gold	WEEEREFINING
Gold	Western Australian Mint (T/a The Perth Mint)
Gold	WIELAND Edelmetalle GmbH
Gold	WILLIAMS GOLD REFINING CO INC
Gold	Williams Gold Refining Company
Gold	Wuxi Middle Treasure Materials
Gold	Wuzhong Group
Gold	Xiamen JInbo Metal Co., Ltd.
Gold	Xstrata Canada Corporation
Gold	Yamakin Co., Ltd.
Gold	YAMAMOTO PRECIOUS METAL CO., LTD.
Gold	Yamato Denki Ind. Co., Ltd.
Gold	Yantai Zhaojin Kanfort Precious Metals Co., Ltd.
Gold	Yantai Zhaojin Lai Fuk Precious Metals Ltd
Gold	Yantai Zhaojinlufu
Gold	Yokohama Metal Co., Ltd.
Gold	Yoo Chang Metal
Gold	Yunnan Copper Industry Co., Ltd.
Gold	Yunnan Gold Mining Group Co., Ltd. (YGMG)
Gold	Yunnan Metallurgical Group Co., Ltd
Gold	Zhaojun Maifu
Gold	Zhaoyuan Li Fu Industrial
Gold	ZHAOYUAN LIFUSHIYE Co., Ltd.
Gold	Zhe Jiang Guang Yuan Noble Metal Smelting Factory
Gold	Zhongkuang Gold Industry Co., Ltd.
Gold	Zhongshan Hyper-Toxic Substance Monopolized Co., Ltd.
Gold	Zhongshan Poison Material Proprietary Co., Ltd.
Gold	Zhongshan Public Security Bureau
Gold	Zhongyuan Gold Smelter of Zhongjin Gold Corporation
Gold	Zhuhai toxic materials Monopoly Ltd.
Gold	Zhuzhou Smelting Group Co., Ltd

Tantalum	5D Production OU
Tantalum	AMG Brasil
Tantalum	ANHUI HERRMAN IMPEX CO.
Tantalum	Asaka Riken Co., Ltd.
Tantalum	Avon Specialty Metals Ltd.
Tantalum	Changsha South Tantalum Niobium Co., Ltd.
Tantalum	China Shenzhen Morgan Sputtering Targets & Technology Co., Ltd.
Tantalum	Conghua Tantalum and Niobium Smeltry
Tantalum	CP Metals Inc.
Tantalum	D Block Metals, LLC
Tantalum	Duoluoshan
Tantalum	E.S.R. Electronics
Tantalum	Ethiopian Minerals Development Share Company
Tantalum	Exotech Inc.
Tantalum	F&X Electro-Materials Ltd.
Tantalum	FIR Metals & Resource Ltd.
Tantalum	Fujian Nanping
Tantalum	Furuuchi Chemical Corporation
Tantalum	Gannon & Scott
Tantalum	Global Advanced Metals
Tantalum	Global Advanced Metals Aizu
Tantalum	Global Advanced Metals Boyertown
Tantalum	Guangdong Rising Rare Metals-EO Materials Ltd.
Tantalum	Guizhou Zhenhua Xinyun Technology Ltd., Kaili branch
Tantalum	H.C. Starck GmbH
Tantalum	H.C. Starck GmbH Goslar
Tantalum	H.C. Starck GmbH Laufenburg
Tantalum	H.C. Starck Surface Technology and Ceramic Powders GmbH
Tantalum	Hengyang King Xing Lifeng New Materials Co., Ltd.
Tantalum	Hi-Temp
Tantalum	Hi-Temp Specialty Metals, Inc.
Tantalum	Jiangxi Dinghai Tantalum & Niobium Co., Ltd.
Tantalum	Jiangxi Tuohong New Raw Material
Tantalum	Jiangxi Yichun
Tantalum	Jiujiang Janny New Material Co., Ltd.
Tantalum	JiuJiang JinXin Nonferrous Metals Co., Ltd.
Tantalum	Jiujiang Tanbre Co., Ltd.
Tantalum	Jiujiang Zhongao Tantalum & Niobium Co., Ltd.
Tantalum	KEMET Blue Powder
Tantalum	KEMET Corp.
Tantalum	KEMET de Mexico
Tantalum	King-Tan Tantalum Industry Ltd.
Tantalum	Materion Newton Inc.
Tantalum	Meta Materials
Tantalum	Meta Metals
Tantalum	Metal Do
Tantalum	Metallurgical Products India Pvt., Ltd.
Tantalum	Mineracao Taboca S.A.
Tantalum	Mitsui Mining and Smelting Co., Ltd.
Tantalum	Nantong Tongjie Electrical Co., Ltd.
Tantalum	Newton, MA
Tantalum	Ningxia Orient Tantalum Industry Co., Ltd.
Tantalum	NPM Silmet AS
Tantalum	NTET, Thailand
Tantalum	Plansee SE
Tantalum	Plansee SE Liezen
Tantalum	Plansee SE Reutte
Tantalum	PM Kalco Inc
Tantalum	PRG Dooel

Tantalum	PT Babel Inti Perkasa
Tantalum	QSIL Metals Hermsdorf GmbH
Tantalum	QuantumClean
Tantalum	Resind Industria e Comercio Ltda.
Tantalum	RFH Yancheng Jinye New Material Technology Co., Ltd.
Tantalum	Shanghai Jiangxi Metals Co., Ltd.
Tantalum	Solikamsk Magnesium Works OAO
Tantalum	Taki Chemical Co., Ltd.
Tantalum	TANIOBIS Co., Ltd.
Tantalum	TANIOBIS GmbH
Tantalum	TANIOBIS Japan Co., Ltd.
Tantalum	TANIOBIS Smelting GmbH & Co. KG
Tantalum	Tantalite Resources
Tantalum	Telex Metals
Tantalum	Tranzact, Inc.
Tantalum	Ulba Metallurgical Plant JSC
Tantalum	XIMEI RESOURCES (GUANGDONG) LIMITED
Tantalum	XinXing HaoRong Electronic Material Co., Ltd.
Tantalum	Yanling Jincheng Tantalum & Niobium Co., Ltd.
Tantalum	Yichun Jin Yang Rare Metal Co., Ltd.
Tantalum	Zhuzhou Cemented Carbide Group Co., Ltd.
Tin	5N PLUS
Tin	A.M.P.E.R.E. Deutschland GmbH
Tin	AcademyPreciousMetals(China)Co.,Ltd
Tin	Ai-chia Industrial Co., Ltd.
Tin	Alpha
Tin	Alpha Metals Korea Ltd.
Tin	American Elector Plating
Tin	American Iron and Metal
Tin	An Thai Minerals Co., Ltd.
Tin	An Vinh Joint Stock Mineral Processing Company
Tin	An Xin Xuan Xin Yue You Se Jin Shu Co. Ltd.
Tin	Angelcast Enterprise Co., Ltd.
Tin	Aoki Loboratories Ltd
Tin	Arco Alloys
Tin	Asahi Solder Technology (Wuxi) Co., Ltd.
Tin	Asahiseiren Co., Ltd.
Tin	ATI Metalworking Products
Tin	Atlantic Metals
Tin	AURA-II
Tin	Aurubis Beerse
Tin	Aurubis Berango
Tin	Ausmelt Limited
Tin	Balver Zinn - Josef Jost GmbH & Co.KG
Tin	Beijing Oriental Guide Welding Materials Co., Ltd.
Tin	Best Metals
Tin	Brinkmann Chemie AG
Tin	Britannia Refined Metals Ltd.
Tin	Butterworth Smelter
Tin	C3604 Brass - Minchali Copper Ind. Co,.Ltd.
Tin	C3771 Brass - Sherng HWA Indusrty Co., LTD.
Tin	CFC Cooperativa dos Fundidores de Cassiterita da
Tin	Chenzhou Yun Xiang mining limited liability company
Tin	Chenzhou Yunxiang Mining and Metallurgy Co., Ltd.
Tin	Chifeng Dajingzi Tin Industry Co., Ltd.
Tin	China Hongqiao
Tin	China Rare Metal Materials Company
Tin	China Tin Group Co., Ltd.
Tin	Chofu Works
Tin	CNMC (Guangxi) PGMA Co., Ltd.

Tin	COMERMET QUIM S.A. DE C.V.
Tin	Cooper Santa
Tin	Cooperativa Metalurgica de Rondônia Ltda.
Tin	Corporation Berhad (MSC)
Tin	CRM Fundicao De Metais E Comercio De Equipamentos Eletronicos Do Brasil Ltda
Tin	CRM Synergies
Tin	CSC Pure Technologies
Tin	CV Ayi Jaya
Tin	CV Dua Sekawan
Tin	CV Duta Putra Bangka
Tin	CV Gita Pesona
Tin	CV Justindo
Tin	CV Makmur Jaya
Tin	CV Prima Timah Utama
Tin	CV Serumpun Sebalai
Tin	CV United Smelting
Tin	CV Venus Inti Perkasa
Tin	Da Nang Processing Import and Export Joint Stock
Tin	DAE CHANG IND CO LTD
Tin	Dae Kil Metal Co., Ltd
Tin	DAECHANG Co. LTD
Tin	Dai-ichi Seiko
Tin	DingNan JiaWang HuanBao Co. LTD
Tin	DONG GUAN SHI XI DA HAN XI PRODUCT CO., LTD
Tin	Dongguan CiEXPO Environmental Engineering Co., Ltd.
Tin	Dongguan City Xida Soldering Tin Products Co.
Tin	Dongguan Qiandao Metal Tin Product Co., Ltd.
Tin	Dowa
Tin	Dr.-Ing. Max Schloetter GmbH & Co. KG
Tin	Dragon silver holding limited
Tin	Dragon Silver Holdings Limited
Tin	DS Myanmar
Tin	DUKSAN HI-METAL
Tin	Electroloy Coroperation Sdn Bhd
Tin	Electroloy Metal Pte
Tin	Electro-Mechanical Facility of the Cao Bang Minerals & Metallurgy Joint Stock Company
Tin	Elemetal Refining, LLC
Tin	EM Vinto
Tin	Estanho de Rondonia S.A.
Tin	Fabrica Auricchio Industria e Comercio Ltda.
Tin	Feinhutte Halsbrucke GmbH
Tin	Fenix Metals
Tin	Festival’noe Mine
Tin	Fuji Metal Mining
Tin	Fuji Metal Mining Corp.
Tin	Funsur
Tin	Furukawa Electric
Tin	Ganzhou Liansheng metallurgical products Co. Ltd.
Tin	Geiju Non-Ferrous Metal Processing Co. Ltd.
Tin	Gejiu City Fuxiang Industry and Trade Co., Ltd.
Tin	Gejiu Fengming Metallurgy Chemical Plant
Tin	Gejiu Jin Ye Mineral Co., Ltd.
Tin	Gejiu Jinye Mineral Company
Tin	Gejiu Kai Meng Industry and Trade LLC
Tin	Gejiu Non-Ferrous Metal Processing Co., Ltd.
Tin	GEJIU YE LIAN CHANG
Tin	Gejiu Yunxi Group Corp.
Tin	Gejiu Yunxin Nonferrous Electrolysis Co., Ltd.
Tin	Gejiu Zili Mining And Metallurgy Co., Ltd.

Tin	Gibbs Wire & Steel Co
Tin	Gold Bell Group
Tin	Grant Manufacturing and Alloying
Tin	Guangdong Hanhe Non-Ferrous Metal Co., Ltd.
Tin	GuangDong Jiatian Stannum Products Co., Ltd
Tin	GUANGXI HUA TIN GOLD MINUTE FEE, LTD.
Tin	Guangxi Huaxi Group Co.,Ltd
Tin	Guangxi Nonferrous Metals Group
Tin	Guangxi Zhongshan Jin Yi Smelting Co., Ltd
Tin	Guangzhou Special Copper & Electronics material Co.,LTD
Tin	Guanyang Guida Nonferrous Metal Smelting Plant
Tin	H.J.Enthoven & Sons
Tin	Hana-High Metal
Tin	Hanbaek nonferrous metals
Tin	HEESUNG MATERIAL LTD
Tin	Heraeus Materials Singapore Pte, Ltd.
Tin	Heraeus Materials Technology GmbH & Co. KG
Tin	Heraeus Oriental Hitec Co., Ltd.
Tin	Heraeus Technology Center
Tin	Heraeus Zhaoyuan Changshu Electronic Material Co.,Ltd
Tin	Hezhou Jinwei Tin Co., Ltd.
Tin	High Quality Technology Co., Ltd
Tin	High-Power Surface Technology
Tin	HighTech Components Co., Ltd.
Tin	Hitachi Cable
Tin	Hongqiao Metals (Kunshan) Co., Ltd.
Tin	HUA ENG WIRE&CABLE CO.,LTD
Tin	Huaxi Guangxi Group
Tin	HuiChang Hill Tin Industry Co., Ltd.
Tin	Huichang Jinshunda Tin Co., Ltd.
Tin	Huichang Shun Tin Kam Industries, Ltd.
Tin	HUIZHOU LIAN JING METAL MATERIAL CO.,LTD
Tin	Hulterworth Smelter
Tin	Hunan Xianghualing tin
Tin	Hunan Xianghualing Tin Co. ltd
Tin	Hyundai-Steel
Tin	IBF IND Brasileira de Ferroligas Ltda
Tin	Ignorance
Tin	IMLI
Tin	IMPAG AG
Tin	IMPAG Group
Tin	Indonesia(Bangka)
Tin	Indonesian state tin corporation
Tin	ISHIHARA CHEMICAL CO., LTD.
Tin	ISHIKAWA METAL CO.,LTD.
Tin	Jan Janq
Tin	Japan Pure Chemical
Tin	Jau Janq Enterprise Co., Ltd.
Tin	Jean Goldschmidt International
Tin	Jiang Jia Wang Technology Co.
Tin	Jiang Xi Jia Wang Technology Tin Products Environmental Ltd.
Tin	Jiangxi Ketai Advanced Material Co., Ltd.
Tin	Jiangxi Nanshan
Tin	Jiangxi New Nanshan Technology Ltd.
Tin	Jiangxi Yaosheng Tungsten Co., Ltd.
Tin	JiangxiShunda Huichang Kam Tin Co., Ltd.
Tin	Jin Tian
Tin	Jin Zhi Dao Tin Co. Ltd
Tin	Jin Zhou
Tin	Johnson Matthey Inc

Tin	Ju Tai Industrial Co., Ltd.
Tin	JX Nippon Mining & Metals Co., Ltd.
Tin	KARAS PLATING LTD
Tin	Ketabang
Tin	Kewei Tin Co.,ltd
Tin	Kihong T&G
Tin	KOBA
Tin	KOBE STEEL, LTD.
Tin	KOKI JAPAN
Tin	Kovohute Pribram nastupnicka, a. s.
Tin	KOVOHUTE PRIBRAM NASTUPNICKA, A.S.
Tin	Kundur Smelter
Tin	Kupol
Tin	Lai’bin China Tin Smelting Ltd.
Tin	Laibin Huaxi Smelterring Co.,Ltd
Tin	Levitra can, Shenzhen Electronic Technology Co., Ltd.
Tin	LIAN JING
Tin	Lingbao Jinyuan tonghu
Tin	Linqu Xianggui Smelter Co., Ltd.
Tin	Linwu Xianggui Ore Smelting Co., Ltd.
Tin	Linwu Xianggui Smelter Co
Tin	Luna Smelter, Ltd.
Tin	LUPON ENTERPRISE CO., LTD
Tin	M/s ECO Tropical Resources
Tin	Ma An Shan Shu Guang Smelter Corp.
Tin	Ma’anshan Weitai Tin Co., Ltd.
Tin	Magnu’s Minerais Metais e Ligas Ltda.
Tin	MALAYSIA
Tin	Malaysia Smelting Corporation (MSC)
Tin	Malaysia Smelting Corporation Berhad
Tin	Materials Eco-Refining Co., Ltd.
Tin	MCP Heck
Tin	MCP Metalspecialties, Inc
Tin	MCP Mining & Chemical Products Ltd. UK
Tin	Medeko cast, s.r.o.
Tin	Melt Metais e Ligas S.A.
Tin	Meng neng
Tin	Mentok Smelter
Tin	Metahub Industries Sdn. Bhd.
Tin	Metallic Materials Branch of Guangxi China Tin Group Co.,Ltd.
Tin	Metallic Resources, Inc.
Tin	Metallo Chimique
Tin	Metallum Group Holding NV
Tin	Millard Wire
Tin	Minchali Metal Industry Co., Ltd.
Tin	Mineracao Taboca S.A.
Tin	Ming Li Jia smelt Metal Factory
Tin	Minmetals Ganzhou Tin Co. Ltd.
Tin	Minsur
Tin	Mitsubishi Electric Metecs Co Ltd
Tin	Mitsubishi Materials Corporation
Tin	Modeltech Sdn Bhd
Tin	Morigin Company
Tin	MSC
Tin	Multiple Xin precision metal electroplating factory
Tin	Nancang Metal Material Co.,Ltd
Tin	Nankang Nanshan Tin Manufactory Co., Ltd.
Tin	Nathan Trotter
Tin	Nathan Trotter & Co INC.
Tin	Ney Metals and Alloys

Tin	NGHE TIN NON-FERROUS METAL
Tin	Nghe Tinh Non-Ferrous Metals Joint Stock Company
Tin	NIHON GENMA MFG.CO.,LTD.
Tin	Nihon Kagaku Sangyo Co., Ltd
Tin	Nihon Superior Co., Ltd.
Tin	Ningbo Jintian copper (Group ) Company Limited
Tin	Nippon Filler Metals Ltd
Tin	Novosibirsk Tin Combine
Tin	O.M. Manufacturing (Thailand) Co., Ltd.
Tin	O.M. Manufacturing Philippines, Inc.
Tin	Old City Metals Processing Co., Ltd.
Tin	OM Manufacturing Philippines,Inc
Tin	OMODEO A. E S. METALLEGHE SRL
Tin	Operaciones Metalurgicas S.A.
Tin	Pan Light Corporation
Tin	PGMA
Tin	Phoenix Metal Ltd.
Tin	PL Timah Tbk
Tin	Pongpipat Company Limited
Tin	Poongsan Corporation
Tin	Posco
Tin	Precious Minerals and Smelting Limited
Tin	Primeyoung Metal Ind. (Zhuhai) Co., Ltd.
Tin	PSC VSMPO-AVISMA Corp.
Tin	PT Alam Lestari Kencana
Tin	PT Aries Kencana Sejahtera
Tin	PT Artha Cipta Langgeng
Tin	PT ATD Makmur Mandiri Jaya
Tin	PT Babel Inti Perkasa
Tin	PT Babel Surya Alam Lestari
Tin	PT Bangka Kudai Tin
Tin	PT Bangka Prima Tin
Tin	PT Bangka Putra Karya
Tin	PT Bangka Serumpun
Tin	PT Bangka Timah Utama Sejahtera
Tin	PT Bangka Tin Industry
Tin	PT Banka Kudai Tin
Tin	PT Belitung Industri Sejahtera
Tin	PT BilliTin Makmur Lestari
Tin	PT Bukit Timah
Tin	PT Cipta Persada Mulia
Tin	PT DS Jaya Abadi
Tin	PT Eunindo Usaha Mandiri
Tin	PT Fang Di MulTindo
Tin	PT HP Metals Indonesia
Tin	PT Inti Stania Prima
Tin	PT Justindo
Tin	PT Karimun Mining
Tin	PT Kijang Jaya Mandiri
Tin	PT Koba Tin
Tin	PT Lautan Harmonis Sejahtera
Tin	PT Masbro Alam Stania
Tin	PT Menara Cipta Mulia
Tin	PT Mitra Stania Prima
Tin	PT Mitra Sukses Globalindo
Tin	PT NATARI
Tin	PT O.M. Indonesia
Tin	PT Panca Mega Persada
Tin	PT Premium Tin Indonesia
Tin	PT Prima Timah Utama

Tin	PT Putera Sarana Shakti (PT PSS)
Tin	PT Rajawali Rimba Perkasa
Tin	PT Rajehan Ariq
Tin	PT Refined Bangka Tin
Tin	PT Sariwiguna Binasentosa
Tin	PT Seirama Tin Investment
Tin	PT Singkep Times Utama
Tin	PT Stanindo Inti Perkasa
Tin	PT Sukses Inti Makmur
Tin	PT Sumber Jaya Indah
Tin	PT Supra Sukses Trinusa
Tin	PT Timah
Tin	PT Timah Nusantara
Tin	PT Timah Tbk Kundur
Tin	PT Timah Tbk Mentok
Tin	PT Tinindo Inter Nusa
Tin	PT Tirus Putra Mandiri
Tin	PT Tommy Utama
Tin	PT Wahana Perkit Jaya
Tin	PT Yinchendo Mining Industry
Tin	PT. Supra Sukses Trinusa
Tin	PT.DS JAYA ABADI
Tin	PT.HANJAYA PERKASA METALS
Tin	PT.Indra Eramulti Logam Industri
Tin	Pure Technology
Tin	QianDao Co. ,ltd
Tin	Qualitek delta philippines
Tin	Rahman Hydraulic Tin Sdn Bhd
Tin	RBT
Tin	Recial - Reciclagme de Aluminios,SA
Tin	REDRING SOLDER (M) SDN BHD
Tin	Resind Industria e Comercio Ltda.
Tin	ROHM & HAAS
Tin	RST
Tin	Rui Da Hung
Tin	S Company
Tin	S. Izaguirre
Tin	SA Minsur
Tin	Samhwa non-ferrorus Metal ind.co.ltd
Tin	Samtec
Tin	Senju Metal Industry Co., Ltd.
Tin	SGS
Tin	Shan Tou Shi Yong Yuan Jin Shu Zai Sheng Co., Ltd.
Tin	SHANGHAI YUANHAO SURFACE FINISHING CO., LTD
Tin	ShangHai YueQiang Metal Products Co., LTD
Tin	Shangrao Xuri Smelting Factory
Tin	Shao Xing Tian Long Tin Materials Co. LTD.
Tin	Shapiro Metals
Tin	Shen Mao Solder (M) Sdn. Bhd.
Tin	shen zhen qi xiang da hua gong gong si
Tin	SHENMAO TECHNOLOGY INC
Tin	Shenzhen Chemicals Light Industry Co., Ltd.
Tin	Shenzhen Hong Chang Metal Manufacturing Factory
Tin	Shenzhen keaixin Technology
Tin	Shenzhen new jin spring solder products Co., LTD
Tin	Shenzhen Yi Cheng Industrial
Tin	SHUER DER INDUSTRY (JIANGSU) CO.,LTD
Tin	Sichuan Guanghan Jiangnan casting smelters
Tin	Sigma Tin Alloy Co., Ltd.
Tin	Sinitron, Shenmao Solder (M) Sdn. Bhd.

Tin	SMIC SENJU MALAYSIA
Tin	Soft Metais Ltda.
Tin	SOLDER COAT CO.,LTD.
Tin	Solder Court Ltd.
Tin	Spectro Alloys Corp.
Tin	Stretti
Tin	Super Ligas
Tin	Suzhou Nuonengda Chemical Co., Ltd.
Tin	SUZHOU NUONENGDA CHEMICAL CO.,LTD
Tin	Taicang City Nancang Metal Material Co., Ltd.
Tin	Taiwan high-tech Co., Ltd.
Tin	Taiwan Huanliang
Tin	Taiwan qinggao qiye you xian gong si
Tin	Taiwan’s lofty Enterprises Ltd.
Tin	Tamura
Tin	Tanaka Kikinzoku kogyo K.K.
Tin	TCC steel
Tin	TDK
Tin	TENNANT METAL PTY LTD.
Tin	Tennessee Aluminum Processors
Tin	Thai Nguyen Mining and Metallurgy Co., Ltd.
Tin	Thai Solder Industry Corp.,Ltd.
Tin	Thailand Mine Factory
Tin	Thailand Smelting & Refining Co Ltd
Tin	Thaisarco
Tin	Three green surface technology limited company
Tin	Tianshui Ling Bo Technology Co., Ltd.
Tin	TIANSHUI LONG BO TECHNOLOGY CO.,LTD
Tin	TIANSHUI LONGBO BUSINESS &TRADE CO.,LTD.
Tin	Tim Plating Gejiu
Tin	TIMA
Tin	TIMAH
Tin	TIN PLATING GEJIU
Tin	Tin Products Manufacturing Co. Ltd.
Tin	Tin Smelting Branch of Yunnan Tin Co., Ltd.
Tin	Tin Technology & Refining
Tin	Tong Ding Metal Company. Ltd.
Tin	TONG LONG
Tin	Tongding Group
Tin	Tongding Metal Material Co.,Ltd.
Tin	Top-Team Technology (Shenzhen) Ltd.
Tin	Traxys
Tin	Tuyen Quang Non-Ferrous Metals Joint Stock Company
Tin	Ultracore Co., Ltd.
Tin	Umicore Haboken
Tin	Uniforce Metal Industrial Corp.
Tin	Unit Metalurgi PT Timah (Persero) Tbk
Tin	Univertical International (Suzhou) Co., Ltd
Tin	Vishay Intertechnology
Tin	VQB Mineral and Trading Group JSC
Tin	VSMPO-AVISMA Corporation
Tin	Wang Yu Manufacturing Co., Ltd.
Tin	WC Heraeus Hanau
Tin	WELLEY
Tin	Welley Solder Corporation
Tin	Well-Lin Enterprise Co Ltd
Tin	Westfalenzinn
Tin	Westmetall GmbH & Co. KG
Tin	White Solder Metalurgia e Mineracao Ltda.
Tin	Wind Yunnan Nonferrous Metals Co.,Ltd.

Tin	WONIL METAL Co., Ltd.
Tin	Wu Xi Shi Yi Zheng Ji Xie She Bei Company
Tin	WUJIANG CITY LUXE TIN FACTORY
Tin	Wuxi Lantronic Electronic Co Ltd
Tin	wuxi yunxi
Tin	Xiamen Honglu Tungsten Molybdenum Co., Ltd.
Tin	Xiamen Honglu Tungsten Molybdenum Industry Co.Ltd
Tin	XiaMen YiQuan Precision Metal Co., Ltd
Tin	Xianghualing Tin Industry Co., Ltd.
Tin	Xianghualing Tin Minerals
Tin	XiHai
Tin	Xin Furukawa Metal ( Wuxi ) Co., Ltd.
Tin	XURI
Tin	Yao Zhang
Tin	YH (Yunnan)
Tin	Yifeng Tin
Tin	Yifeng Tin Industry (Chenzhou) Co Ltd
Tin	Yiquan Manufacturing
Tin	YTMM
Tin	Yuecheng Tin Co., Ltd.
Tin	Yun Xi
Tin	Yun’an Dian’xi Tin Mine
Tin	Yunnan Chengfeng Non-ferrous Metals Co., Ltd.
Tin	Yunnan Chengo Electric Smelting Plant
Tin	Yunnan Copper Zinc Industry Co., Ltd.
Tin	Yunnan Geiju Smelting Corp.
Tin	Yunnan Industrial Co., Ltd.
Tin	Yunnan Malipo Baiyi Kuangye Co.
Tin	Yunnan Yunfan Non-ferrous Metals Co., Ltd.
Tin	Yunnan YunXi group
Tin	Yunnan, China Rare Metal Materials Company
Tin	Yuntinic Chemical GmbH
Tin	YunXi
Tin	Yun’xin Non-ferrous Electroanalysis Ltd.
Tin	Yutinic Reousrces
Tin	Zhangzhou Macro Real Non-Ferrous Metals
Tin	Zhangzhou Xiangcheng Hongyu Building Co., Ltd.
Tin	ZHEJIANG HUANGYAN XINQIAN ELECTRICAL EQUIPMENT FITTINGS FACTORY
Tin	Zhongshan Jinye Smelting Co.,Ltd
Tin	ZhongShi
Tin	Zhuhai Horyison Solder Co.,Ltd
Tin	Zi Jin Copper
Tin	Zuhai Horyison Solder Co.,Ltd.
Tungsten	A.L.M.T. Corp.
Tungsten	ACL Metais Eireli
Tungsten	Aida Chemical Industries Co., Ltd.
Tungsten	Albasteel Industria e Comercio de Ligas Para Fundicao Ltd.
Tungsten	Alldyne Powder Technologies
Tungsten	Allied material Corp
Tungsten	Alluter Technology (Shenzhen) Co., Ltd
Tungsten	Alta Group
Tungsten	Altlantic Metals
Tungsten	Argor-Heraeus S.A.
Tungsten	Artek LLC
Tungsten	Asia Tungsten Products Vietnam Ltd.
Tungsten	Axis Material Limited
Tungsten	Beijing Zenith Materials
Tungsten	BESEEM MINING CO., LTD.
Tungsten	Bruweiler Precise Sales Co.
Tungsten	Buffalo Tungsten

Tungsten	Central Glass / Japan
Tungsten	Changchun up-optotech
Tungsten	China Minmetals Corp., China Minmetals Nonferrous Metals Co Ltd
Tungsten	China Minmetals Non-ferrous Metals Holding Co., Ltd.
Tungsten	China Molybdenum Tungsten Co., Ltd.
Tungsten	China National Nonferrous Metals Imp. & Exp. Jiangxi Co., Ltd.
Tungsten	Chongyi Zhangyuan Tungsten Co., Ltd.
Tungsten	CNMC (Guangxi) PGMA Co., Ltd.
Tungsten	COOKSON SEMPSA
Tungsten	CP Metals Inc.
Tungsten	Cronimet Brasil Ltda
Tungsten	CWB Materials
Tungsten	DAIDO STEEL
Tungsten	Dayu Jincheng Tungsten Industry Co., Ltd.
Tungsten	Dayu Weiliang Tungsten Co., Ltd.
Tungsten	Degutea
Tungsten	DONGKUK INDUSTRIES CO., LTD.
Tungsten	Duoluoshan
Tungsten	Fujian Ganmin RareMetal Co., Ltd.
Tungsten	Fujian Jinxin Tungsten Co., Ltd.
Tungsten	Fujian Xinlu Tungsten Co., Ltd.
Tungsten	Ganxian Shirui New Material Co., Ltd.
Tungsten	Ganzhou Beseem Ferrotungsten Co., Ltd.
Tungsten	Ganzhou Grand Sea W & Mo Group Co., Ltd.
Tungsten	Ganzhou Haichuang Tungsten Co., Ltd.
Tungsten	Ganzhou Haichuang Tungsten Industry Co., Ltd.
Tungsten	Ganzhou Hongfei Tungsten & Molybdenum Materials Co., Ltd
Tungsten	Ganzhou Huaxing Tungsten Products Co., Ltd.
Tungsten	Ganzhou Jiangwu Ferrotungsten Co., Ltd.
Tungsten	Ganzhou Non-ferrous Metals Smelting Co., Ltd.
Tungsten	Ganzhou Seadragon W & Mo Co., Ltd.
Tungsten	GANZHOU TEJING TUNGSTEN AND MOLYBDENUM
Tungsten	Ganzhou Yatai Tungsten Co., Ltd.
Tungsten	Global Tungsten & Powders Corp.
Tungsten	Global Tungsten & Powders LLC
Tungsten	Golden Egret
Tungsten	Guangdong Rising Rare Metals-EO Materials Ltd.
Tungsten	Guangdong Xianglu Tungsten Co., Ltd.
Tungsten	H.C. Starck GmbH
Tungsten	H.C. Starck Group
Tungsten	H.C. Starck Tungsten GmbH
Tungsten	HANNAE FOR T Co., Ltd.
Tungsten	HC Starck
Tungsten	Hitachi
Tungsten	Hitachi Ltd
Tungsten	Hubei Green Tungsten Co., Ltd.
Tungsten	Hunan Chenzhou Mining Co., Ltd.
Tungsten	Hunan Chuangda Vanadium Tungsten Co., Ltd. Wuji
Tungsten	Hunan Chuangda Vanadium Tungsten Co., Ltd. Yanglin
Tungsten	Hunan Jintai New Material Co., Ltd.
Tungsten	Hunan Litian Tungsten Industry Co., Ltd.
Tungsten	Hunan Shizhuyuan Nonferrous Metals Co., Ltd. Chenzhou Tungsten Products Branch
Tungsten	Hydrometallurg, JSC
Tungsten	IES Technical Sales
Tungsten	Izawa Metal Co., Ltd
Tungsten	Jada Electronic limited (JX Nippon Mining&Matel Co., Ltd)
Tungsten	Japan New Metals Co., Ltd.

Tungsten	Jiangwu H.C. Starck Tungsten Products Co., Ltd.
Tungsten	Jiangxi Dayu Longxintai Tungsten Co., Ltd.
Tungsten	Jiangxi Gan Bei Tungsten Co., Ltd.
Tungsten	Jiangxi Minmetals Gao’an Non-ferrous Metals Co., Ltd.
Tungsten	Jiangxi Rare Earth & Rare Metals Tungsten Group Corp
Tungsten	Jiangxi Richsea New Materials Co., Ltd.
Tungsten	Jiangxi Tonggu Non-ferrous Metallurgical & Chemical Co., Ltd.
Tungsten	Jiangxi Xianglu Tungsten Co., Ltd.
Tungsten	Jiangxi Xinsheng Tungsten Industry Co., Ltd.
Tungsten	Jiangxi Xiushui Xianggan Nonferrous Metals Co., Ltd.
Tungsten	Jiangxi Yaosheng Tungsten Co., Ltd.
Tungsten	JSC “Kirovgrad Hard Alloys Plant”
Tungsten	Kanto Denka Kogyo Co., Ltd.
Tungsten	Kennametal Fallon
Tungsten	Kennametal Huntsville
Tungsten	Kennametal Inc.
Tungsten	KGETS Co., Ltd.
Tungsten	KYORITSU GOKIN CO., LTD.
Tungsten	Lianyou Metals Co., Ltd.
Tungsten	LLC Vostok
Tungsten	Luoyang Mudu Tungsten & Molybdenum Technology Co., Ltd.
Tungsten	Malipo Haiyu Tungsten Co., Ltd.
Tungsten	Masan High-Tech Materials
Tungsten	Mehra Ferro-Alloys Pvt. Ltd.
Tungsten	Meterion Advanced Materials Thin Film Products
Tungsten	Micro 100
Tungsten	Midwest Tungsten Wire Co.
Tungsten	Mitsui Mining & Smelting Co., Ltd
Tungsten	Moliren Ltd.
Tungsten	MSC
Tungsten	Nanchang Cemented Carbide
Tungsten	Nanchang Cemented Carbide Limited Liability Company
Tungsten	Niagara Refining LLC
Tungsten	Ninghua Xingluokeng Tungsten Mining Co., Ltd.
Tungsten	Ningxia Orient Tantalum Industry Co., Ltd.
Tungsten	Nippon Micrometal Corporation
Tungsten	Nippon Steel
Tungsten	NIPPON TUNGSTEN CO., LTD.
Tungsten	North American Tungsten
Tungsten	NPP Tyazhmetprom LLC
Tungsten	OOO “Technolom” 1
Tungsten	OOO “Technolom” 2
Tungsten	Philippine Chuangxin Industrial Co., Inc.
Tungsten	Plansee SE
Tungsten	Pobedit, JSC
Tungsten	Praxair
Tungsten	Recial - Reciclagme de Aluminios,SA
Tungsten	Saganoseki Smelter & Refinery
Tungsten	Sandvik
Tungsten	Sandvik Material Technology
Tungsten	Sanher Tungsten Vietnam Co., Ltd.
Tungsten	Sendi (Japan): Kyocera Corporation
Tungsten	Shaoguan Xinhai Rendan Tungsten Industry Co. Ltd
Tungsten	Sincemat Co, Ltd.
Tungsten	South-East Nonferrous Metal Company Limited of Hengyang City
Tungsten	Sumitomo
Tungsten	Sumitomo Electric, USA (A.L.M.T.)
Tungsten	Sunaga Tungsten

Tungsten	Sylham
Tungsten	TaeguTec Ltd.
Tungsten	Taiyo Nippon Sanso Trading (Shanghai) Co., LTD
Tungsten	Tamano Smelter, Hibi Kyodo Smelting Co., Ltd
Tungsten	TANIOBIS Smelting GmbH & Co. KG
Tungsten	Tejing (Vietnam) Tungsten Co., Ltd.
Tungsten	Toshiba Material Co., Ltd.
Tungsten	Tosoh
Tungsten	Triumph Northwest
Tungsten	Tungsten Diversified Industries LLC
Tungsten	ULVAC, Inc.
Tungsten	Unecha Refractory metals plant
Tungsten	Vietnam Youngsun Tungsten Industry Co., Ltd.
Tungsten	Voss Metals Company, Inc.
Tungsten	Wolfram Bergbau und Hutten AG
Tungsten	WOLFRAM Company CJSC
Tungsten	Woltech Korea Co., Ltd.
Tungsten	Wort Wayne Wire Die
Tungsten	Xiamen Golden Egret Special Alloy Co. Ltd.
Tungsten	Xiamen Honglu Tungsten Molybdenum Industry Co.Ltd
Tungsten	Xiamen Tungsten (H.C.) Co., Ltd.
Tungsten	Xiamen Tungsten Co., Ltd.
Tungsten	Xinfeng Huarui Tungsten & Molybdenum New
Tungsten	Xinhai Rendan Shaoguan Tungsten Co., Ltd.
Tungsten	Youngsun Tungsten Industry co.Ltd.
Tungsten	YUDU ANSHENG TUNGSTEN CO., LTD.
Tungsten	Zhangzhou Chuen Bao Apt Smeltery Co., Ltd.
Tungsten	Zhuzhou Cemented Carbide Group Co., Ltd.
Tungsten	Zigong Cemented Carbide

Based on the information that was obtained from the Company’s RCOI and due diligence, the Company has reasonably determined that the countries of origin of the Conflict Minerals necessary to the functionality or production of the Covered Products may include the countries and regions listed below:

Andorra, Australia, Austria, Belgium, Bolivia (Plurinational State Of), Brazil, Canada, Chile, China, Colombia, Czechia, Estonia, France, Germany, Ghana, India, Indonesia, Italy, Japan, Kazakhstan, Korea, Republic Of, Kyrgyzstan, Lithuania, Malaysia, Mauritania, Mexico, Myanmar, Netherland, New Zealand, Norway, Peru, Philippines, Poland, Portugal, Russian Federation, Rwanda, Saudi Arabia, Singapore, South Africa, Spain, Sudan, Sweden, Switzerland, Taiwan, Province Of China, Thailand, Turkey, Uganda, United Arab Emirates, United States Of America, Uzbekistan, Viet Nam, Zimbabwe, Zambia, North Macedonia, Hong Kong